UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

CONSTELLATION BRANDS, INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Material

LOGO      Constellation

ANNUAL MEETING OF STOCKHOLDERS

June __, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007 at 11:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company’s 2007 Annual Report to Stockholders that contains important business and financial information concerning the Company.

We hope you are able to attend this year’s Annual Meeting.

Very truly yours,

RICHARD SANDS Chairman of the Board and Chief Executive Officer

Please note that the Rochester Riverside Convention Center is located at the corner of East Main Street and South Avenue in downtown Rochester, New York. Parking is available at the South Avenue Garage, the entrance to which is located on Broad Street. Additional parking is also available at other public garages in the area.

Preliminary Proxy Material

CONSTELLATION BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 26, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CONSTELLATION BRANDS, INC. (the “Company”) will be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007 at 11:00 a.m. (local time) for the following purposes more fully described in the accompanying Proxy Statement:

1.	To elect directors of the Company (Proposal No. 1).

2.	To ratify the selection of KPMG LLP, Certified Public Accountants, as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2).

3.	To amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares (Proposal No. 3).

4.	To approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4).

5.	To approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5).

6.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 31, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A Proxy Statement and proxy card or proxy cards are enclosed.

WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT, IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD(S). RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID S. SORCE, Secretary

Fairport, New York
June ___, 2007

Preliminary Proxy Material

CONSTELLATION BRANDS, INC.
370 Woodcliff Drive, Suite 300
Fairport, New York 14450

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to the holders of the common stock of CONSTELLATION BRANDS, INC. (the “Company,” “we” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company. The proxies are for use at the 2007 Annual Meeting of Stockholders of the Company and at any adjournment thereof (the “Meeting”). The Meeting will be held on Thursday, July 26, 2007 at 11:00 a.m. (local time) at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2), FOR the approval to amend the Company’s certificate of incorporation to increase the number of shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares (Proposal No. 3), FOR the proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4), and FOR the proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5).

The outstanding common stock of the Company consists of Class A Common Stock, par value $.01 per share (“Class A Stock”), and Class B Common Stock, par value $.01 per share (“Class B Stock”). Accordingly, the Company has enclosed with the proxy materials a Class A Stock proxy card and/or a Class B Stock proxy card, depending on the holdings of the stockholder to whom proxy materials are mailed. Stockholders who receive both a Class A Stock proxy card and a Class B Stock proxy card must sign and return both proxy cards in accordance with their respective instructions to ensure the voting of the shares of each class owned.

This Proxy Statement and the accompanying proxy cards are being first mailed to stockholders on or about June ___, 2007.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mail, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone, facsimile, internet or electronic mail. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

VOTING SECURITIES

The total outstanding capital common stock of the Company, as of May 31, 2007 (the “Record Date”), consisted of ____________ shares of Class A Stock and _________________ shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

Of the _____________ shares of Class A Stock outstanding on the Record Date, ____________ shares were held by CHESS Depositary Nominees Pty Ltd. (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of ASX Limited (ACN 008 624 691), the Australian Stock Exchange (the “ASX”). CDN has issued Constellation CHESS Depositary Interests (“Constellation CDIs”) that represent beneficial interests in the Class A Stock held by CDN. Constellation CDIs are traded on the electronic transfer and settlement system operated by the ASX. As of the Record Date there were _____________ Constellation CDIs outstanding that were held by _____ holders of record. All references in this Proxy Statement to outstanding shares of Class A Stock include the shares of Class A Stock held by CDN and all references to holders of Class A Stock include CDN.

Holders of Constellation CDIs receive all the economic and other benefits of actual ownership of Class A Stock at a ratio of ten (10) Constellation CDIs to each share of Class A Stock. Constellation CDIs can be converted to Class A Stock at any time at the option of the holder of the Constellation CDI at a ratio of one (1) share of Class A Stock for each ten (10) Constellation CDIs. Holders of Constellation CDIs have the right to attend stockholders’ meetings of the Company and to direct the vote of the underlying shares of Class A Stock represented by their Constellation CDIs. CDN, as the holder of record of the underlying shares of Class A Stock represented by the Constellation CDIs, will vote such shares in accordance with the directions of the holders of the Constellation CDIs. If CDN does not receive a direction from a holder of Constellation CDIs as to how to vote the underlying shares represented by those Constellation CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A holder of Constellation CDIs will be entitled to vote at the Meeting only if such holder directs CDN to designate such holder as proxy to vote the underlying shares of Class A Stock represented by the Constellation CDIs held by such holder. A form to be used to direct CDN how to vote underlying shares of Class A Stock represented by Constellation CDIs is being delivered with this Proxy Statement to each holder of Constellation CDIs.

Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 31, 2007, the Record Date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Under arrangements established between the Company and CDN in connection with the issuance of Constellation CDIs, the holders of Constellation CDIs are entitled to notice of and to attend the Meeting but may only vote at the Meeting as proxy for CDN in the circumstances described above. Except as otherwise required by Delaware law, the holders of Class A Stock and the holders of Class B Stock vote together as a single class on all matters other than the election of the group of directors who are elected solely by the holders of the Class A Stock. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder’s name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder’s name. Therefore, holders of Class A Stock are entitled to cast a total of __________ votes and holders of Class B Stock are entitled to cast a total of ____________ votes at the Meeting.

The holders of a majority of the outstanding aggregate voting power of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock present at the Meeting, in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in “street name” by brokers or other nominees that may be voted with respect to some, but not all, matters without instruction from the beneficial owner (“broker non-votes”) are counted as shares present for determining a quorum. Under the rules of the New York Stock Exchange, brokers and nominees are generally permitted to vote with respect to Proposal No. 1 and Proposal No. 2 without receiving direction from the beneficial owner of Class A Stock or Class B Stock but are not permitted to vote with respect to Proposal Nos. 3, 4 or 5 unless such direction is received. Accordingly, the Company expects to receive broker non-votes with respect to Proposal Nos. 3, 4 and 5 but does not expect to receive broker non-votes with respect to Proposal No. 1 or Proposal No. 2 unless one or more beneficial owners have withheld discretionary authority from their respective brokers or nominees.

Under Delaware law and the Company’s certificate of incorporation and by-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote, and actually voting, in person or by proxy. Pursuant to the Company’s certificate of incorporation, the holders of Class A Stock (including the underlying shares represented by Constellation CDIs), voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board of Directors nominated eight (8) directors, the holders of Class A Stock will be entitled to elect two (2) directors and the holders of Class A Stock and Class B Stock, voting as a single class, will be entitled to elect six (6) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes, if any) will not be counted and, therefore, will not affect the outcome of the elections.

The ratification of the selection of KPMG LLP as the Company’s independent public accountants for the fiscal year ending February 29, 2008 (Proposal No. 2) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes, if any, are not considered entitled to vote, they will not affect the outcome of the vote.

The adoption of the proposal to amend the Company’s certificate of incorporation (Proposal No. 3) requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting together as a single class, with the holders of the Class A Stock having one (1) vote per share and the holders of the Class B Stock having ten (10) votes per share. Abstentions and broker non-votes, if applicable, will therefore have the effect of negative votes.

The adoption of the proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan (Proposal No. 4) and the proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan (Proposal No. 5) each requires the affirmative vote of the holders of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to each of these proposals, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of the Class B Stock having ten (10) votes per share. Therefore, abstentions will have the effect of negative votes. However, because broker non-votes are not considered entitled to vote, they will not affect the outcome of the vote with respect to either of these proposals.

BENEFICIAL OWNERSHIP

This section presents information concerning the beneficial ownership of our common stock by certain individuals, entities and groups. Determinations as to whether a particular individual, entity or group is the beneficial owner of our common stock have been made in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Under Rule 13d-3, a person is deemed to be the beneficial owner of any shares as to which such person: (i) directly or indirectly has or shares voting power or investment power, or (ii) has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right. The fact that a person is the beneficial owner of shares for purposes of Rule 13d-3 does not necessarily mean that such person would be the beneficial owner of securities for other purposes. The percentages of beneficial ownership reported in this section were calculated on the basis of 191,319,504 shares of Class A Stock and 23,823,338 shares of Class B Stock outstanding as of the close of business on May 16, 2007, subject to adjustment as appropriate in each particular case in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

Beneficial Security Ownership of More Than 5% of the Company’s Common Stock

The following tables present, as of May 16, 2007, information regarding the beneficial ownership of Class A Stock or Class B Stock by each person who is known to be the beneficial owner of more than 5% of the Class A Stock or Class B Stock. Except as otherwise noted below, the address of each person or entity listed in the tables is c/o Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Class A Stock

Name and Address of Beneficial Owner	Shares with Power to Vote or Dispose		Total Shares		Percent of Class
	Sole	Shared	Class A Only	If Class B Converted	Class A Only	If Class B Converted
Richard Sands	2,213,456 (1)	609,233 (2)	2,822,689	18,241,065	1.5%	8.8%
Robert Sands	2,129,803 (3)	609,233 (4)	2,739,036	18,151,772	1.4%	8.3%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands	-	472,376 (5)	472,376	7,135,088	0.2%	3.6%
CWC Partnership-I (6)	-	472,376 (6)	472,376	6,571,456	0.2%	3.3%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (7)	-	4,952,492 (7)	4,952,492	27,623,460	2.5%	12.7%
FMR Corp. 82 Devonshire Street Boston, MA 02109 (8)	(8)	(8)	14,838,207 (8)	N/A	7.8%	N/A
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland (9)	(9)	(9)	25,132,283 (9)	N/A	13.1%	N/A

Class B Stock

Name and Address of Beneficial Owner	Shares with Power to Vote or Dispose		Total Shares	Percent of Class B
	Sole	Shared
Richard Sands	7,258,232 (1)	8,160,144 (2)	15,418,376	64.7%
Robert Sands	7,252,592 (3)	8,160,144 (4)	15,412,736	64.7%
Trust for the benefit of Andrew Stern, M.D. under the will of Laurie Sands	-	6,662,712 (5)	6,662,712	28.0%
CWC Partnership-I	-	6,099,080 (6)	6,099,080	25.6%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (7)	-	22,670,968 (7)	22,670,968	95.2%
_________________________

(1)
The reported shares of Class A Stock include 1,613,750 shares that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007. The reported shares of Class B Stock include 3,906,166 shares held by family trusts of which Richard Sands is the sole trustee. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(2)
The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Richard.Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Robert Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (5) are included in the reported shares. Amounts reflected in the tables above do not include: (i) 29,120 shares of Class A Stock owned by Mr. Sands’ spouse, individually and as custodian for their children, or (ii) any direct or indirect remainder interest Mr. Sands has in 2,881,148 shares of Class A Stock held by Marilyn Sands under a life estate. Mr. Sands disclaims beneficial ownership of such shares.

(3)
The reported shares of Class A Stock include 1,395,300 shares that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007. The reported shares of Class B Stock include 3,906,166 shares held by family trusts of which Robert Sands is the sole trustee. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(4)
The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Robert Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (5) are included in the reported shares. Amounts reflected in the tables above do not include: (i) 183,520 shares of Class A Stock owned by Mr. Sands’ spouse, individually and as custodian for their children, or (ii) any direct or indirect remainder interest Mr. Sands has in 2,866,672 shares of Class A Stock held by Marilyn Sands under a life estate. Mr. Sands disclaims beneficial ownership of such shares.

(5)
The reported shares are directly or indirectly held by various family partnerships in which the trust is a partner. The reporting of these shares as beneficially owned by the trust shall not be construed as an admission that the trust is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands and the stockholders group described in footnote (7), and the shares reported as beneficially owned by CWC Partnership-I are included in the reported shares. Amounts reflected in the tables above do not include the indirect remainder interest the trust has in 1,447,812 shares of Class A Stock held by Marilyn Sands under a life estate. The trust disclaims beneficial ownership of such shares.

(6)
CWC Partnership-I is a New York general partnership of which Richard Sands and Robert Sands are managing partners. The reported shares include 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by a partnership in which CWC Partnership-I is a partner. The reporting of such shares as beneficially owned by CWC Partnership-I shall not be construed as an admission that CWC Partnership-I is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.  The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands, the trust described in footnote (5) and the stockholders group described in footnote (7).

(7)
The stockholders group, as reported, consists of Richard Sands, Robert Sands, CWC Partnership-I and another family partnership.  The reporting of shares as beneficially owned by the stockholders group shall not be construed as an admission that an agreement to act in concert exists or that the stockholders group is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The shares reported as beneficially owned by Richard Sands, Robert Sands, CWC Partnership-I, and the trust described in footnote (5) are included in the shares reported as beneficially owned by the stockholders group. Of the shares reported as beneficially owned by the stockholders group, 1,612,082 shares of Class A Stock and 8,347,385 shares of Class B Stock have been pledged under credit facilities with a financial institution as collateral for loans made to persons or entities included in the stockholders group and certain other entities related to the Sands family. In the event of noncompliance with certain covenants under the credit facilities, the financial institution has the right to sell the pledged shares subject to certain protections afforded to the pledgors. The number of shares described as being pledged in the preceding discussion does not include 4,300,008 shares of Class A Stock held by Marilyn Sands under a life estate that have been pledged to a different financial institution as collateral for loans to Richard Sands.

(8)
Information concerning FMR Corp. presented in the table is based solely on the information reported in Amendment No. 5 to the Schedule 13G of FMR Corp. dated February 14, 2007. The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR Corp. and Edward C. Johnson 3d. The Schedule 13G amendment indicates that each of FMR Corp. and Mr. Johnson, through control over various entities, has sole dispositive power with respect to all 14,838,207 shares. The Schedule 13G amendment further indicates that FMR Corp. has sole voting power with respect to 171,817 of these shares; however, such amendment is internally inconsistent as to the number of shares with respect to which Mr. Johnson has sole voting power.

(9)
Information concerning UBS AG presented in the table is based solely on the information reported in an amendment to the Schedule 13G of UBS AG dated April 30, 2007. The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by UBS AG for the benefit and on behalf of the UBS Global Asset Management business group of UBS AG (collectively, “UBS”). The Schedule 13G amendment indicates that of the 25,132,283 shares of Class A Stock beneficially owned by UBS, UBS has sole voting power with respect to 23,328,487 shares and shared dispositive power with respect to 25,132,283 shares.

Beneficial Security Ownership of Directors and Executive Officers

The Board has established targets for the minimum amounts of our common stock that our non-management directors and executive officers should beneficially own. These targets for stock ownership consider the length of a director’s tenure on the Board or an executive officer’s tenure as an executive officer. Individuals have five years in which to reach their targets. Ownership targets can be satisfied through the beneficial ownership of Class A Stock or Class B Stock, vested stock options, and/or Class A Stock underlying Constellation CDIs.

The target for non-management directors is the beneficial ownership of two times the annual retainer fee paid to them. The target for executive officers is based on each officer’s position in the organization and is a multiple of annual base salary. The Chairman and Chief Executive Officer has a stock ownership target of four (4) times his annual base salary. The President and Chief Operating Officer has a stock ownership target of three (3) times his annual base salary. Each of the other executive officers has a stock ownership target of two (2) times his annual base salary. As of May 16, 2007, each of our non-management directors and each of our executive officers had either met his or her respective target or was within the five-year window for doing so.

The following table sets forth, as of May 16, 2007, the beneficial ownership of Class A Stock and Class B Stock by our directors and nominees, the named executive officers, and all of our directors and executive officers as a group. The table does not include shares of Class A Stock that are issuable upon the conversion of Class B Stock, although such information is provided in footnotes where applicable. Unless otherwise noted, the individuals listed in the table have sole voting and dispositive power with respect to the shares attributed to them.

Name of Beneficial Owner	Class A Stock				Class B Stock
	Shares Beneficially Owned			Percent of Class Beneficially Owned
	Outstanding Shares	Shares Acquirable within 60 days (1)	Total Shares		Shares Beneficially Owned	Percent of Class Beneficially Owned
Richard Sands	1,208,939 (2)	1,613,750	2,822,689	1.5% (2)	15,418,376 (2)	64.7%
Robert Sands	1,343,736 (2)	1,395,300	2,739,036	1.4% (2)	15,412,736 (2)	64.7%
Alexander L. Berk	56,594	407,975	464,569	*	-	*
Thomas S. Summer	23,663 (3)	291,400	315,063	*	-	*
Thomas J. Mullin	13,681	486,750	500,431	*	-	*
Barry A. Fromberg	6,134	3,737	9,871	*	-	*
Jeananne K. Hauswald	8,556	43,563	52,119	*	-	*
James A. Locke III	21,380	61,563	82,943	* (4)	264	*
Thomas C. McDermott	12,988	68,563	81,551	*	-	*
Paul L. Smith	7,564	9,049	16,613	*	-	*
Peter H. Soderberg	640	-	640	*	-	*
All Executive Officers and Directors as a Group (13 persons) (5)	2,088,262	4,763,050	6,851,312	3.5% (5)	22,671,232	95.2%
______________________________________
* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1)	Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 16, 2007.
(2)
Includes shares in which the named individual shares voting or dispositive power. See tables and footnotes under the caption “Beneficial Security Ownership of More Than 5% of the Company’s Common Stock” for information with respect to such matters and for the number and percentage of shares of Class A Stock that would be beneficially owned assuming the conversion of Class B Stock into Class A Stock. Of the number of shares reported, 609,233 shares of Class A Stock and 8,160,144 shares of Class B Stock are included in the numbers reported by both Richard Sands and Robert Sands. Of the shares reported as beneficially owned by Richard Sands, 952,842 shares of Class A Stock and 7,800,495 shares of Class B Stock have been pledged, and of the shares reported as being beneficially owned by Robert Sands, 1,012,376 shares of Class A Stock and 5,537,154 shares of Class B Stock have been pledged. Of the shares described as being pledged in the preceding sentence, 353,136 shares of Class A Stock and 4,990,264 shares of Class B Stock are included in the shares reported as beneficially owned by both Richard Sands and Robert Sands.

(3)	Mr. Summer shares the power to vote and dispose of 19,842 shares with his spouse.
(4)
Assuming the conversion of Mr. Locke’s 264 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 83,207 shares of Class A Stock, representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(5)
This group consists of our current executive officers and directors. Therefore, Mr. Summer, a former executive officer, is not included in this group. Assuming the conversion into Class A Stock of a total of 22,671,232 shares of Class B Stock beneficially owned by the current executive officers and directors as a group, this group would beneficially own 29,522,544 shares of Class A Stock, representing 13.5% of the outstanding Class A Stock after such conversion.

EXECUTIVE OFFICERS

Information concerning the Company’s executive officers and the terms of office of executive officers generally can be found in Part I to the Company’s Annual Report on Form 10-K for the year ended February 28, 2007.

Subsequent to the filing of that report, the Board appointed Robert P. Ryder, age 47, to the position of Executive Vice President and Chief Financial Officer of the Company effective as of May 15, 2007. Mr. Ryder previously served from 2005 to 2006 as Chief Administrative Officer of IMG, a sports marketing and media company. From 2002 to 2005, he was Senior Vice President and Chief Financial Officer of American Greetings Corporation, a publicly traded, multi-national consumer products company. From 1989 to 2002, he held several management positions of increasing responsibility with PepsiCo, Inc. These included control, strategic planning, mergers and acquisitions and divisional chief financial officer positions serving at PepsiCo’s corporate headquarters and at its Frito-Lay International and Frito-Lay North America divisions. Mr. Ryder is a certified public accountant.

On May 15, 2007, Thomas S. Summer retired from the position of Executive Vice President and Chief Financial Officer but will continue as an employee of the Company until May 14, 2008 or an earlier date mutually agreed upon by the Company and Mr. Summer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

[TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]

Compensation Committee Report

We, the Human Resources Committee of the Board of Directors of the Company (which committee functions as the compensation committee of the Board of Directors), have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussion, have recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference to this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended February 28, 2007.

        Human Resources Committee:

        Thomas C. McDermott (Chair)
        Jeananne K. Hauswald
        Paul L. Smith
        Peter H. Soderberg

Summary Compensation

[TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Richard Sands, Robert Sands and other members of the Sands family beneficially own various entities, through which, among other activities, they own and operate the Inn on the Lake in Canandaigua, New York (the “Inn”). The Inn is frequently used by the Company for Company functions and for its out-of-town employees visiting the Company on business. The Company pays the Inn at not more than its standard rates for these services. During fiscal 2007, the Company paid the operator of the Inn approximately $48,390.67 (exclusive of employee reimbursed expenses).

Richard Sands is Chief Executive Officer and a director of Friends of The Constellation Brands - Marvin Sands Performing Arts Center, Inc., a registered New York charity located in Canandaigua, New York to which Constellation Brands, Inc. has pledged the amount of $1.5 million, payable over fifteen (15) years, in exchange for naming rights for the performing arts center. The Company has selected the name “The Constellation Brands - Marvin Sands Performing Arts Center.” Robert Sands is also a director of that entity. In fiscal 2007, the Company paid the entity $100,000 for the naming rights and $15,000 for box seats at the center.

By an Agreement dated December 20, 1990, the Company entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands, is the trustee. Pursuant to the Agreement, in prior years the Company paid the annual premium on an insurance policy (the “Policy”) held in the trust, and the trust has reimbursed the Company for the portion of the premium equal to the “economic benefit” to Marvin and/or Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect. The Policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value of $5 million. Pursuant to the terms of the trust, Robert Sands (in his individual capacity), Richard Sands and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the Policy (after the repayment of the indebtedness to the Company out of such proceeds as described below), if they survive Marilyn Sands. While the Company has made no premium payment on behalf of the trust since fiscal 2002, from the inception of the agreement through the end of fiscal 2002 the Company paid aggregate premiums, net of reimbursements, of $2,382,327. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to the Company and is secured by a collateral assignment of the Policy. Upon the termination of the Agreement, whether by the death of Marilyn Sands or earlier cancellation, the Company is entitled to be repaid by the trust the amount of such indebtedness.

James A. Locke III, a director of the Company, is a partner in the law firm of Nixon Peabody LLP, the Company’s principal outside counsel.

Policy Regarding Related Person Transactions

The Board adopted a written policy in April 2007 that all related person transactions or series of similar transactions required to be disclosed pursuant to Regulation S-K Item 404(a) must be presented to the Corporate Governance Committee for pre-approval or ratification. The policy requires each of the Company’s directors and executive officers to notify the General Counsel promptly and, wherever possible, in advance of the occurrence of any potential related person transaction in which such director or executive officer is directly or indirectly involved.

The General Counsel is responsible for reviewing all potential related person transactions and taking all reasonable steps to ensure that all material related person transactions be presented to the Corporate Governance Committee for pre-approval or ratification by members of the Committee in their discretion at the Committee's next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or his or her immediate family member has a material interest; provided, however, that such director shall provide any information concerning such related person transaction that the Corporate Governance Committee may reasonably request. If a potential related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel under the policy.

The Corporate Governance Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. The Company is not aware of any related person transaction required to be reported under to Regulation S-K Item 404(a) since the beginning of fiscal 2007 that has not been pre-approved or ratified pursuant to this policy.

This policy serves in addition to, and not in derogation of, the Company’s by-laws, Code of Business Conduct and Ethics or any other Company policies, procedures, and controls.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company’s Class A Stock and Class B Stock. Executive officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports they file. Based solely upon review of copies of such reports furnished to the Company and related information, the Company believes that all such filing requirements for fiscal 2007 were complied with in a timely fashion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director Nominees

The Board of Directors of the Company nominated eight (8) directors to be elected by the stockholders to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board of Directors are Richard Sands, Robert Sands, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Thomas C. McDermott, Paul L. Smith and Peter H. Soderberg, all of whom currently serve as directors of the Company. Of the eight (8) nominees, Messrs. McDermott and Smith have been designated as the nominees to be elected by the holders of the Class A Stock, voting as a separate class. The remaining six (6) nominees are to be elected by the holders of the Class A Stock and the Class B Stock, voting as a single class.

Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board of Directors of the Company. The following paragraphs contain certain biographical information about the nominees. The reported age of each nominee is as of
June 1, 2007.

Barry A. Fromberg	Director since 2006
Mr. Fromberg, age 52, who is currently retired, had been Executive Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 1998 until April 1, 2006. From 1995 to 1998, Mr. Fromberg served as Chairman and Chief Executive Officer of a subsidiary of Paging Network, Inc., a provider of wireless communications services, and from 1993 to 1995 he was Senior Vice President and Chief Financial Officer of Paging Network, Inc. He served as Executive Vice President and Chief Financial Officer of Simmons Communications, Inc., a cable television operator, from 1987 to 1993. He is a Certified Public Accountant.

Jeananne K. Hauswald	Director since 2000
Ms. Hauswald, age 63, has been a managing partner of Solo Management Group, LLC, a corporate finance and investment management consulting company, since September 1998. From 1987 to her retirement in 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation.

James A. Locke III	Director since 1983
Mr. Locke, age 65, has been engaged in the practice of business and corporate law, including primarily, mergers and acquisitions, since 1971. He is, and has been since 1996, a partner with the law firm of Nixon Peabody LLP. He is located in the Rochester, New York office of the firm. Nixon Peabody LLP is the Company’s principal outside counsel. Prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester as a partner with another law firm.

Thomas C. McDermott	Director since 1997
Mr. McDermott, age 70, has been Chairman of GPM Associates, LLP (formerly, Forbes Products, LLC), a custom vinyl business products company, since January 1998. From 1994 to 1997, Mr. McDermott was President and Chief Executive Officer of Goulds Pumps, Incorporated, a centrifugal pumps company for industrial, domestic and agricultural markets, where he also was Chairman from 1995 to 1997. From 1986 to 1993, he was President and Chief Operating Officer of Bausch & Lomb Incorporated, a contact lens, lens-care and eyewear products company.

Richard Sands, Ph.D.	Director since 1982
Mr. Sands, age 56, is the Chairman of the Board and Chief Executive Officer of the Company. He has been employed by the Company in various capacities since 1979. He was elected Chief Executive Officer in October 1993 and has served as a Director since 1982. In September 1999, Mr. Sands was elected Chairman of the Board. He served as Executive Vice President from 1982 to May 1986, as President from May 1986 to December 2002 and as Chief Operating Officer from May 1986 to October 1993. He is the brother of Robert Sands.

Robert Sands	Director since 1990
Mr. Sands, age 48, is President and Chief Operating Officer of the Company. He was appointed to these positions in December 2002 and has served as a director since January 1990. He also served as Group President from April 2000 to December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands.

Paul L. Smith	Director since 1997
Mr. Smith, age 71, retired from Eastman Kodak Company in 1993 after working there for thirty-five years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, he served on the Board of Directors of Eastman Kodak Company. Mr. Smith served a term on the Financial Accounting Standards Advisory Council and currently serves on the Board of Directors of Home Properties, Inc.

Peter H. Soderberg	Director since 2007
Mr. Soderberg, age 61, has been President and Chief Executive Officer of Hillenbrand Industries, Inc., a public holding company for two major operating businesses serving the healthcare and funeral services industries, since March 2006. From January 2000 to March 2006, Mr. Soderberg was President and Chief Executive Officer of Welch Allyn, Inc., a leading, privately-held medical device manufacturer. Before that, he was Group Vice President and Chief Operating Officer of Welch Allyn’s medical products business. Prior to joining Welch Allyn, Mr. Soderberg served in a variety of operations, marketing and management positions at Johnson & Johnson. Mr. Soderberg serves on the boards of Hillenbrand Industries, Inc., Greatbatch, Inc., and AdvaMed, the Advanced Medical Technology Association.

See also information regarding James A. Locke III, Richard Sands and Robert Sands under the caption “Certain Relationships and Related Transactions.” For information with respect to the number of shares of the Company’s common stock beneficially owned by each of the above named director nominees, see the tables and the footnotes thereto under “Beneficial Ownership.”

Director Compensation

[TO BE INCLUDED IN DEFINITIVE PROXY STATEMENT]

Compensation Committee Interlocks and Insider Participation

During fiscal 2007, Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith served as members of the Human Resources Committee of the Company’s Board of Directors. None of these individuals are or have ever been officers or employees of the Company. Also during fiscal 2007, no executive officer of the Company served on the compensation committee or the board of directors of any company that had one or more of its executive officers serving as a member of the Company’s Human Resources Committee or Board of Directors.

The Board of Directors and Committees of the Board

On December 19, 2003, the Board of Directors adopted revised Board of Directors’ Corporate Governance Guidelines containing categorical standards for determining director independence. These standards, which were most recently revised on April 4, 2007, seek to satisfy the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Board of Directors’ Corporate Governance Guidelines are available on the Company’s website at www.cbrands.com under Investors/Corporate Governance and an excerpt containing the categorical standards is appended to this Proxy Statement. (The information contained on the Company’s website, however, is not a part of this Proxy Statement.) The Board of Directors has affirmatively determined that each current member of the Board, other than Richard Sands and Robert Sands, meets the categorical standards set by the Board to qualify as an independent director, and each such director is independent. Therefore, a majority of the members of the current Board of Directors are independent. In reaching its determination regarding James A. Locke III, the Board considered the services provided to the Company by the law firm in which Mr. Locke serves as a partner, Nixon Peabody LLP, and the fact that, for each of the last three fiscal years, the Company paid to Nixon Peabody for its services less than the greater of $1,000,000 or two percent of Nixon Peabody’s consolidated gross revenues. The Board of Directors of the Company held nine (9) meetings during fiscal 2007. In addition, the non-management members of the Board of Directors, all of whom are independent, meet periodically in regularly scheduled sessions without management. The non-management directors select a Lead Director. In accordance with the Board of Directors’ Corporate Governance Guidelines, Jeananne K. Hauswald presides at these meetings in her capacity as Lead Director. Stockholders or other interested parties may arrange to communicate directly with the directors, the Lead Director or the non-management directors as a group by writing to them in the care of the Company at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. The Company will forward all such communications (other than unsolicited advertising materials).

Committees of the Board include a standing Audit Committee, Corporate Governance Committee and Human Resources Committee. Each member of these committees is independent in accordance with the applicable requirements of the New York Stock Exchange’s listing standards, the Securities and Exchange Commission and the Categorical Standards of Independence contained within the Company’s Board of Directors’ Corporate Governance Guidelines. In addition, each committee operates under a written charter that was approved by the Company’s Board of Directors and is available on the Company’s website at www.cbrands.com under Investors/Corporate Governance.

During fiscal 2007, each of the incumbent directors who were directors during that period attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served during his or her period of service. The Company’s directors are encouraged to attend each Annual Meeting of Stockholders, and all directors attended the Company’s 2006 Annual Meeting of Stockholders, except Mr. Soderberg who was not a member of the Board at that time.

Audit Committee. The Audit Committee is a standing committee currently composed of Paul L. Smith (Chair), Barry A. Fromberg, Jeananne K. Hauswald and Thomas C. McDermott, each of whom the Board of Directors has determined is an audit committee financial expert. No committee member simultaneously serves on the audit committees of more than two other publicly registered companies. This Committee performs the Board of Directors’ oversight responsibilities as they relate to the Company’s accounting policies, internal controls and financial reporting practices. In addition, this Committee maintains a line of communication between the Board of Directors and the Company’s financial management, internal auditors and independent public accountants. The Audit Committee held nine (9) meetings during fiscal 2007.

Corporate Governance Committee. The Corporate Governance Committee is a standing committee currently composed of James A. Locke III (Chair), Jeananne K. Hauswald, Thomas C. McDermott and Paul L. Smith. This committee functions as the nominating committee of the Board of Directors. The Corporate Governance Committee identifies individuals qualified to become Board members consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for the annual meetings of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends to the Board the corporate governance guidelines applicable to the Company, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this Committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer and a director to serve as Chairman of the Board. In addition, this Committee recommends to the Board compensation for directors who are neither present nor former full-time officers of the Company. This Committee held three (3) meetings during fiscal 2007.

   The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers and other contacts. The Corporate Governance Committee engaged the services of an independent third-party search firm in order to assist the Corporate Governance Committee in identifying and evaluating potential director candidates who will bring to the Board specific skill sets as established by the Corporate Governance Committee. As a result of this process, Peter H. Soderberg was identified as a potential candidate for nomination to the Board and was subsequently appointed.

The Corporate Governance Committee will consider nominations by stockholders of the Company. Those nominations must include sufficient biographical information so that the Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the Corporate Governance Committee will review the candidate’s character, wisdom, acumen, business experiences and understanding of the Company’s business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

To be considered for nomination at the 2008 Annual Meeting of Stockholders, stockholder submissions for nomination should be received in writing at the Company’s offices, to the attention of the Company's Secretary, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450, no later than February __, 2008. Stockholder recommendations made in accordance with these procedures will receive the same consideration and be evaluated in the same manner as other potential nominees.

Human Resources Committee. The Human Resources Committee is a standing committee currently composed of Thomas C. McDermott (Chair), Jeananne K. Hauswald, Paul L. Smith and Peter H. Soderberg. This committee functions as the compensation committee of the Board of Directors. The Human Resources Committee fulfills the Board of Directors’ responsibilities relating to the compensation of the Company’s executives, including the Chief Executive Officer, and has engaged a third-party consultant to assist the Committee in its review and analysis of executive compensation. Additionally, the Human Resources Committee monitors, among other matters: human resources policies and procedures as they relate to the goals and objectives of the Company and good management practices; the Company’s material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the human resources aspects of the ethical conduct of the business and the management of human resources capital; and procedures and internal controls that relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for reviewing total executive compensation in relation to individual executive performance, Company performance, salary information and other parameters deemed reasonable in the assignment of executive compensation levels. This Committee also reviews and approves executive benefits and perquisites and reviews performance systems, including reward programs. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves his compensation, as well as the compensation of other executives. This Committee presently administers the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan, Annual Management Incentive Plan, 1989 Employee Stock Purchase Plan and U.K. Sharesave Scheme, and reviews succession planning for the Company and other important human resources issues. This Committee also reviews with management each required Compensation Discussion and Analysis and recommends to the Board that it be included in the Company’s applicable filings. The Human Resources Committee held four (4) meetings during fiscal 2007.

Audit Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

The Audit Committee of the Board of Directors provides oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent public accountants, internal auditors and management. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. They are also responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Committee, in carrying out its role, relies on the Company’s senior management and its independent public accountants.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007, the Audit Committee met, reviewed and discussed with the Company’s management and with KPMG LLP, the Company’s independent public accountants, the audited financial statements of the Company and related disclosures, and the assessment of the adequacy and effectiveness of the Company’s internal control over financial reporting. Also, the Committee discussed with KPMG LLP, with respect to the fiscal year ended February 28, 2007, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS 89 and SAS 90 (Codification of Statements on Auditing Standards, AU § 380).

In addition, the Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP the independence of that firm as the Company’s independent public accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007 for filing with the Securities and Exchange Commission.

Audit Committee

Paul L. Smith (Chair)
Barry A. Fromberg
Jeananne K. Hauswald
Thomas C. McDermott

Vote Required

A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two (2) directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class A Stock and Class B Stock voting together as a single class is required for the election of the six (6) directors to be elected by the holders of Class A Stock and Class B Stock voting as a single class, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends a vote FOR the nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR the election of all the nominees for whom you are entitled to vote.

PROPOSAL NO. 2

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

On April 4, 2007, the Audit Committee determined to engage KPMG LLP to serve as the Company’s independent public accountants for the fiscal year ending February 29, 2008. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as the Company’s independent public accountants will be presented to the stockholders for their ratification at the Meeting. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its choice. The firm of KPMG LLP, Certified Public Accountants, served as the independent public accountants of the Company for the fiscal years ended February 28, 2007 and February 28, 2006. A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Fees Paid to KPMG LLP

The following fees were billed to the Company by KPMG LLP for services rendered during the fiscal years ended February 28, 2007 and February 28, 2006:

Audit Fees: These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, quarterly reviews of interim financial statements included in the Company’s Form 10-Q reports and audit of internal control, services normally provided by the independent public accountants in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain of the Company’s subsidiaries, and services relating to filings under the Securities Act of 1933 and the Securities Exchange Act of 1934, including fees associated with Section 404 of the Sarbanes-Oxley Act of 2002. The aggregate audit fees billed by KPMG LLP for the year ended February 28, 2007 were $4,489,876, which amount included out-of-pocket expenses. For the year ended February 28, 2006, these audit fees were $3,451,888, which amount included out-of-pocket expenses.

Audit-Related Fees: These amounts relate to benefit plan reviews, assistance on acquisitions/divestitures and other audit-related projects, and the services comprising these fees were in the nature of various employee benefit plan audits and reviews. The aggregate audit-related fees billed by KPMG LLP for the year ended February 28, 2007 were $27,339 and for the year ended February 28, 2006 were $28,640.

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning. The aggregate tax fees billed by KPMG LLP for the year ended February 28, 2007 were $251,192 and for the year ended February 28, 2006 were an aggregate of $47,512. The services comprising these fees were tax compliance, tax advice and tax planning.

All Other Fees: These amounts relate to all products and services provided to the Company by KPMG LLP, other than services disclosed in the categories above. For the years ended February 28, 2007 and February 28, 2006, KPMG LLP did not provide any products or services other than as disclosed above and, consequently, did not bill the Company for any fees other than as disclosed above.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent public accountants.  The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chairperson authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal year ended February 28, 2007 were pre-approved in accordance with this policy. These services have included audit services, audit-related services and tax services. The Committee did not pre-approve any other products or services that did not fall into these categories and KPMG LLP provided no other products or services during the past fiscal year.

Vote Required

The adoption of Proposal No. 2 to ratify the selection of KPMG LLP as the Company’s independent public accountants requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders ratify the selection of KPMG LLP as the independent public accountants of the Company for the fiscal year ending February 29, 2008 and, accordingly, recommends that you vote FOR Proposal No. 2. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE
COMPANY’S CERTIFICATE OF INCORPORATION

General

The Board of Directors has approved, subject to the approval of the stockholders of the Company, an amendment to the Company’s certificate of incorporation (the “Proposed Amendment”). The Proposed Amendment would increase the number of authorized shares of Class A Stock to 315,000,000 shares. As a result of this increase, the aggregate number of authorized shares of the Company would be increased to 346,000,000 shares. No other change to the Company’s certificate of incorporation (the “Certificate”) would result from the Proposed Amendment.

The Certificate currently authorizes the Company to issue an aggregate of 331,000,000 shares, consisting of 300,000,000 shares of Class A Stock, 30,000,000 shares of Class B Stock and 1,000,000 shares of Preferred Stock having a par value of $.01 per share. The Proposed Amendment will increase the number of authorized shares of Class A Stock by 15,000,000 shares. If approved by the stockholders of the Company at the Meeting, the Proposed Amendment will become effective when it is filed with the Delaware Secretary of State.

The Board of Directors has recommended that the stockholders of the Company approve the Proposed Amendment. A copy of the Certificate and of the Proposed Amendment are available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Reasons for Increasing the Number of Shares

The primary purpose of the Proposed Amendment is to provide sufficient authorized shares of Class A Stock to accommodate the issuance of shares under the Company’s stock-based plans. The shares authorized by the Proposed Amendment would also be available for use from time to time for corporate purposes that the Board of Directors may consider desirable. The availability of an adequate supply of authorized and unissued shares of Class A Stock, Class B Stock and Preferred Stock benefits the Company by providing it with flexibility in utilizing the shares for future stock dividends and other proper corporate purposes, including acquisitions, equity financings, other stock distributions, and grants of options and other stock rights, all as deemed necessary or advisable by the Board of Directors. If the stockholders approve the Proposed Amendment, the Company will have additional authorized but unissued shares of Class A Stock that may be issued by the Board of Directors of the Company, without the necessity of any further stockholder action, except to the extent otherwise required by applicable law, regulations or the rules of any stock exchange or other market system on which the Company’s securities may then be listed.

The Company has no present plans, understandings, agreements or arrangements for the issuance of any shares of Class A Stock except for the issuance of Class A Stock (i) pursuant to the Company’s stock-based plans and outstanding options/rights under those plans (including compensation arrangements of directors, if and as approved by the Board of Directors), (ii) upon the conversion of shares of Class B Stock (shares of Class B Stock are convertible into shares of Class A Stock on a one-to-one basis at any time at the option of the holder), and (iii) upon the conversion of Constellation CDIs (Constellation CDIs are convertible into shares of Class A Stock on a ten-to-one basis at any time at the option of the holder).

Vote Required

The adoption of Proposal No. 3 to approve the Proposed Amendment requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the Class A Stock and Class B Stock. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the Proposed Amendment to increase the number of authorized shares of the Company’s Class A Stock from 300,000,000 to 315,000,000 shares. Accordingly, the Board of Directors recommends that you vote FOR Proposal No. 3. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 4

PROPOSED AMENDMENT AND RESTATEMENT OF THE
COMPANY’S LONG-TERM STOCK INCENTIVE PLAN

The Human Resources Committee of the Company’s Board of Directors has approved, subject to stockholder approval, an amendment and restatement of the Company's Long-Term Stock Incentive Plan (“Long-Term Stock Plan”). The amendment and restatement will (i) increase the number of shares of Class A Stock available for awards under the Long-Term Stock Plan from 80,000,000 shares (after adjustment for previous stock splits) to 94,000,000 shares, (ii) revise the maximum number of shares which may be subject to awards under the Long-Term Stock Plan granted in any fiscal year from two and one-half percent of the outstanding Class A Stock as of June 27, 1997, the date the plan was approved by the Board of Directors, (380,343 shares) to any “Covered Employee” to one percent of the diluted shares of Class A Stock outstanding on February 28, 2007 (2,582,378 shares), subject to adjustment in the future to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock, to any “Participant”, (iii) increase the maximum aggregate fair market value of any restricted stock award and the maximum aggregate fair market value of any “Other Stock-Based” award that may be granted to any Covered Employee in any fiscal year from $2,500,000 each to $5,000,000 each, (iv) expand the list of permissible “Performance Criteria” under the Long-Term Stock Plan to also include the following: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin, and (v) make certain other technical amendments to the provisions of, and definitions used in, the Long-Term Stock Plan.

In addition, Section 162(m) of the Internal Revenue Code and its related regulations require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. The Long-Term Stock Plan was last re-approved by the Company’s stockholders on July 23, 2002. Accordingly, under this proposal, by being asked to approve the amendment and restatement of the Long-Term Stock Plan the Company’s stockholders are being asked again to approve the Long-Term Stock Plan.

The amendment and restatement of the Long-Term Stock Plan will become effective upon the approval of the stockholders of the Company. The following discussion summarizes certain provisions of the Long-Term Stock Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Long-Term Stock Plan, which was filed electronically with the Securities and Exchange Commission as an attachment to this Proxy Statement but is not included in the printed version of this Proxy Statement. A copy of the Long-Term Stock Plan is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Summary of Terms

Awards under the Long-Term Stock Plan may consist of any combination of non-qualified stock options, stock appreciation rights, restricted stock or other stock-based awards (collectively, “Awards”). As used in this Proxy Statement, the phrase “Other Stock-Based Awards” means all Awards other than stock options, stock appreciation rights and restricted stock. The aggregate number of shares of the Company’s Class A Stock available for Awards under the Long-Term Stock Plan is increased by the amendment and restatement from 80,000,000 shares (after adjustment for previous stock splits) to 94,000,000 shares. Non-qualified options to purchase 31,323,158 shares of Class A Stock were outstanding under the Long-Term Stock Plan on May 1, 2007. No stock appreciation rights were then outstanding. Additionally, a total of 386,094 shares of restricted stock, whether vested or unvested, had previously been awarded under the Long-Term Stock Plan. Based on these figures plus the number of previously exercised options and stock appreciation rights, an aggregate of 6,990,438 shares were available for Awards under the Long-Term Stock Plan. If the proposed amendment and restatement of the Long-Term Stock Plan is approved, and based upon these figures, the aggregate shares available for awards would increase to 20,990,438 shares. Any Awards granted pursuant to the Long-Term Stock Plan are automatically adjusted to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock. The market value of the Class A Stock as of May 1, 2007 was $22.70 per share.

The Long-Term Stock Plan is administered by the Human Resources Committee of the Company's Board of Directors. The Human Resources Committee may delegate its authority to others as provided in the Long-Term Stock Plan, and the entire Board of Directors may act as the Committee. As used in this section, the term “Committee” means (i) the Human Resources Committee, (ii) a delegate acting under the authority of the Human Resources Committee or (iii) the entire Board of Directors acting as the Committee, as defined in the Long-Term Stock Plan, as applicable. Under the Long-Term Stock Plan, the Committee is charged with responsibility for selecting the participants and for determining the number and type of Awards to be granted to each participant, the timing of the Awards, and any other terms and conditions applicable to the Awards.

The persons who are eligible to participate in the Long-Term Stock Plan include directors and employees (including officers) of the Company and its subsidiaries. Currently, six non-employee directors and approximately 9,200 employees are eligible to participate in the Long-Term Stock Plan; however, only directors and employees selected by the Committee will be granted Awards under the Long-Term Stock Plan. Outstanding non-qualified options granted under the Long-Term Stock Plan are, as of May 1, 2007, held by approximately 1,940 employees and each of the Company’s six non-employee directors.

The Long-Term Stock Plan may be amended, modified or terminated by the Committee from time to time. No amendment, modification or termination of the Long-Term Stock Plan will be effective without stockholder approval if such approval is required under any applicable law, rule or regulation. The exercisability of any Award will terminate if the Committee determines that the participant is engaged in competition with the Company or has been terminated for “cause” as defined in the Long-Term Stock Plan.

Stock options and other Awards previously granted pursuant to the Long-Term Stock Plan will not be affected by the amendment and restatement of the Long-Term Stock Plan and will remain outstanding until they are exercised, expire or otherwise terminate. The following table sets forth the aggregate number of options granted under the Long-Term Stock Plan to certain individuals and groups of individuals at any time:

Individual or Group of Individuals	Aggregate Number of Options Granted
Richard Sands, Chairman of the Board and Chief Executive Officer	2,887,343
Robert Sands, President and Chief Operating Officer	2,641,743
Alexander L. Berk, Chief Executive Officer, Constellation Beers and Spirits	1,631,850
Thomas S. Summer, Executive Vice President and Chief Financial Officer	1,282,100
Thomas J. Mullin, Executive Vice President and General Counsel	1,091,500
All Executive Officers as a Group (7 persons)(1)	9,618,636
All Directors who are not Executive Officers as a Group (6 persons)	491,109
All employees other than Executive Officers as a Group (2)	76,957,267
___________________________
(1) This group consists of the Company’s current executive officers; therefore, Mr. Summer is not included in this group.
(2) This group consists of the Company’s current and former employees and includes Mr. Summer.

Covered Employee Restrictions. There are special rules under the Long-Term Stock Plan relating to the Chief Executive Officer of the Company, the four other most highly compensated executive officers of the Company and such other officers of the Company as the Committee may designate (the "Covered Employees"). These provisions are necessary for the Long-Term Stock Plan to comply with Section 162(m) of the Internal Revenue Code. Prior to the amendment and restatement, the aggregate fair market value of any restricted stock granted to any individual Covered Employee in any fiscal year could not exceed $2,500,000, and the aggregate fair market value of any Other Stock-Based Awards granted to any individual Covered Employee in any fiscal year could not exceed $2,500,000. If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, these amounts will be increased to $5,000,000. Also, prior to the amendment and restatement, no individual Covered Employee could receive Awards in any fiscal year relating to a number of shares of Class A Stock in excess of two and one-half percent of the number of shares of Class A Stock outstanding on June 27, 1997 (380,343 shares). If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, this limit will be revised so that no participant in the Long-Term Stock Plan can receive Awards in any fiscal year relating to a number of Class A shares in excess of one percent of the diluted shares of Class A Stock outstanding on February 28, 2007 (2,582,378 shares), subject to adjustment in the future to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Stock.

Stock Options. Under the Long-Term Stock Plan, the Committee may grant Awards in the form of non-qualified options to purchase shares of Class A Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and period during which the option may be exercised and the exercise price per share of stock subject to the option. The exercise price of stock options granted to participants must be equal to or greater than the fair market value of a share of Class A Stock on the date the stock option is granted. Unless otherwise determined by the Committee, stock options will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The Committee has fixed the terms of recently granted options to employees so that the options vest 25% per year on each of the first four anniversaries of the grant and to non-employee directors so that the options fully vest six months after the grant. Upon exercise, the option price may be paid in cash, shares of Class A Stock, a combination thereof, or such other consideration as the Committee may deem appropriate.

Stock Appreciation Rights. The Long-Term Stock Plan authorizes the Committee to grant stock appreciation rights (“SARs”) either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the difference between the fair market value of a share of Class A Stock on the date the SAR is exercised and the SAR’s reference price. A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Unless otherwise determined by the Committee, an SAR will become exercisable 20% per year on each of the first five anniversaries of the grant; however, they become immediately exercisable upon a change of control. The reference price of an SAR will be fixed by the Committee, but the reference price of a tandem SAR must be no less than the exercise price of its related stock option and the reference price of an SAR granted to a Covered Employee must equal or exceed the fair market value of a share of Class A Stock on the date of the grant. Upon the exercise of a stock option as to some or all of the shares covered by a tandem SAR, the related tandem SAR will automatically expire in accordance with the terms and conditions specified in the grant, and vice versa.

Restricted Stock Awards. The Long-Term Stock Plan authorizes the Committee to grant Awards in the form of restricted shares of Class A Stock. Such Awards will be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including restrictions on transferability and continued employment. The terms and conditions will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

Other Stock-Based Awards. The Committee may make Other Stock-Based Awards under the Long-Term Stock Plan. The Other Stock-Based Awards will be subject to such terms, conditions and limitations as the Committee deems appropriate, which will include one or more performance criteria and performance targets for Covered Employees if the grant is intended to comply with Section 162(m) of the Internal Revenue Code and may contain such criteria and targets under other circumstances and for other participants.

Performance Criteria and Targets. For each restricted stock award and Other Stock-Based Award to Covered Employees under the Long-Term Stock Plan intended to comply with Section 162(m) of the Internal Revenue Code, the Committee will establish specific annual performance targets for performance periods of one or more years (or partial years). The performance targets will be based on one or more business criteria. Prior to the amendment and restatement, the permissible business criteria consisted of the following: increases in the fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. If the amendment and restatement of the Long-Term Stock Plan is approved by stockholders, the permissible criteria will also include: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin. Business criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers. Performance targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Internal Revenue Code. Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum Award granted to each Covered Employee. The Committee may adjust performance targets to take into account extraordinary items affecting the Company, as defined in the Long-Term Stock Plan (for example, an extraordinary gain or loss; a change in accounting rules; and the effects of mergers, acquisitions, divestitures or significant transactions). While the Committee has no authority to make upward adjustments to Awards to Covered Employees, it may in its discretion make such adjustments with respect to Awards to other employees.

Covered Employees who are designated by the Committee as participants for a given performance period shall only be entitled to receive payments of Awards for such period to the extent that the pre-established objective performance targets set by the Committee for such period are attained. With regard to a particular performance period, the Committee will have the discretion, subject to the Long-Term Stock Plan’s terms, to select the length of the performance period, the type(s) of performance criteria to be used, the performance targets that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Award has been earned for the period. Such discretion shall be exercised by the Committee in writing within the time prescribed by Section 162(m) of the Internal Revenue Code (generally, the first 90 days of the performance period) and performance for the period will be measured by the Committee following the end of the performance period.

Certain U.S. Federal Income Tax Consequences

A participant who receives a non-qualified stock option will not realize income upon the grant of the option. The participant will realize ordinary income at the time of exercise of non-qualified stock options in the amount of the difference between the exercise price and the fair market value of the Class A Stock on the date of exercise multiplied by the number of shares with respect to which the option is exercised. The Company is entitled to a deduction equal to the amount of such income at the time such income is realized by the participant.

With respect to stock appreciation rights, participants will not realize any income at the time of grant. Upon exercise, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time such income is realized by the participant.

Participants who receive grants of restricted stock should not realize income at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participants will receive taxable income in an amount equal to the then fair market value of the Class A Stock. The federal income tax consequences of Other Stock-Based Awards will depend on the type of Award. Generally, a participant who receives a stock-based award in the form of a right to receive Company stock will recognize ordinary income equal to the fair market value of the stock when the stock is received by the participant and is no longer subject to a substantial risk of forfeiture. In either case, the Company will be entitled to a deduction of such amounts at the time the income is realized.

Individual income tax consequences may differ with respect to participants who are resident in jurisdictions outside the United States.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information with respect to the Company’s compensation plans under which its equity securities may be issued, as of February 28, 2007. The equity compensation plans approved by security holders include the Company’s Long-Term Stock Incentive Plan, Incentive Stock Option Plan, 1989 Employee Stock Purchase Plan and UK Sharesave Scheme.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	23,368,526	$17.61	26,739,631
Equity compensation plans not approved by security holders	-	-	-
Total	23,368,526	$17.61	26,739,631

Reasons for Approval

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to provide employees and directors with incentives to maintain and enhance the Company's long-term performance. The amendments effected by the amended and restated Long-Term Stock Plan will enable the Company to continue to provide such incentives. The approval of the amendment and restatement will also benefit the Company by satisfying the requirements of Section 162(m) of the Internal Revenue Code and thereby preserving the Company's ability to deduct compensation paid to executives in excess of one million dollars annually.

Vote Required

The adoption of Proposal No. 4 to approve the amendment and restatement of the Long-Term Stock Plan requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 4. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

PROPOSAL NO. 5

PROPOSED AMENDMENT AND RESTATEMENT OF THE COMPANY’S
ANNUAL MANAGEMENT INCENTIVE PLAN

On April 27, 2007, the Human Resources Committee of the Board of Directors of the Company approved, subject to stockholder approval, Amendment Number Three (“Amendment Number Three”) to the Company’s Annual Management Incentive Plan (the “Incentive Plan”), to be effective April 27, 2007, and an amendment and restatement of the Incentive Plan (incorporating all prior amendments to the plan including those contained in Amendment Number Three). Amendment Number Three (i) increased the maximum bonus that any participating employee could receive in any one fiscal year under the Incentive Plan from $2,000,000 to $5,000,000; (ii) expanded the list of permissible “Performance Criteria” under the Incentive Plan to also include the following: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin, and (iii) made certain other technical amendments to the provisions of, and definitions used in, the Incentive Plan. No additional substantive amendments to the Incentive Plan were effected by the amendment and restatement.

The amendments effected by Amendment Number Three require the approval of the Company’s stockholders for the Incentive Plan to continue to satisfy Section 162(m) of the Internal Revenue Code and its related regulations. Section 162(m) and its related regulations also require that stockholders approve the material terms of incentive compensation plans every five years if the Company has the ability to change performance targets from year to year. The Incentive Plan was last re-approved by the Company’s stockholders on July 23, 2002. Accordingly, under this proposal, by being asked to approve the amendment and restatement of the Incentive Plan the Company's stockholders are being asked (i) to approve the amendments effected by Amendment Number Three that are incorporated into the amendment and restatement and (ii) to again approve the Incentive Plan.

The purpose of the Incentive Plan is to enable the Company to attract and retain valued Company employees and to provide them with incentives to attain certain annual financial and performance goals. The Incentive Plan is intended to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

The following discussion summarizes certain provisions of the Incentive Plan. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Incentive Plan, which was filed electronically with the Securities and Exchange Commission as an attachment to this Proxy Statement, but is not included in the printed version of this Proxy Statement. A copy of the Incentive Plan is available from the Company’s Secretary at 370 Woodcliff Drive, Suite 300, Fairport, New York 14450.

Summary of Terms

The Incentive Plan establishes a vehicle for the payment of cash bonuses to participating employees and for tying such bonuses to the performance of the Company with respect to certain business criteria. The Incentive Plan is administered by the Human Resources Committee of the Company’s Board of Directors, all of whom are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and not eligible to participate in the Incentive Plan.

The Committee establishes specific annual performance targets corresponding to annual performance periods for each key employee who participates in the Incentive Plan. The performance targets are based on one or more business criteria. Prior to Amendment Number Three, the permissible business criteria included the following: increases in the fair market value of the Class A Stock, shareholder value added, cash flow, earnings per share, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, return on capital, return on assets or net assets, cost reduction or control, operating income or net operating income, operating margins/sales in one or more business segments or product lines, return on operating revenue, market share in one or more business segments or product lines, or on any combination thereof. Amendment Number Three added to this list of permissible business criteria: earnings before interest and taxes, units of specified products sold or depleted, free cash flow, sales growth, capital expenditures, working capital, inventory, cash flow from operations, and gross margin. Business criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers. Performance targets for participants who are subject to Section 162(m) of the Internal Revenue Code must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). Concurrently with the selection of the performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating employee.

The eligible persons under the Incentive Plan are certain key employees of the Company and its subsidiaries who are selected by the Committee. There are approximately 173 key employees currently participating in the Incentive Plan.

Under the Incentive Plan prior to Amendment Number Three, the maximum bonus any participating employee could receive in any one fiscal year is $2,000,000. Amendment Number Three increased this amount to $5,000,000. In addition to this overall maximum, the Committee has sole discretion to determine whether payment of any bonus will be deferred, subject in each case to the Incentive Plan’s terms and any other written commitment authorized by the Committee. The Committee may also take into account the effects of any extraordinary items (for example, an extraordinary gain or loss; a change in accounting rules; and the effects of mergers, acquisitions, divestitures or significant transactions) in determining whether a performance target has been satisfied. All bonuses are to be paid in cash or cash equivalents.

The Incentive Plan may be amended, modified or terminated, in whole or in part, by the Committee from time to time, but no amendment, modification or termination will be effective without Board and/or stockholder approval if such approval is required to comply with the applicable rules under Section 162(m) of the Internal Revenue Code.

Reasons for Approval

The Board of Directors believes that it is desirable and in the best interests of the Company and its stockholders to insure that the Company’s compensation plans comply with the requirements of Section 162(m). Approval of the amendment and restatement of the Incentive Plan is being sought to preserve the Company’s ability to deduct annual compensation in excess of one million dollars paid to participants subject to Section 162(m). The Board further believes that the Incentive Plan is consistent with the Company’s existing policies that establish a relationship between employee compensation and the Company’s performance. The Incentive Plan also serves the Company’s interests by granting the Committee discretion both in selecting the criteria by which performance is to be measured and in determining the actual amount of each participating employee’s bonus within the maximum limits imposed pursuant to the Incentive Plan.

Vote Required

The adoption of Proposal No. 5 to approve the amendment and restatement of the Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve the amendment and restatement of the Company’s Annual Management Incentive Plan and, accordingly, recommends that you vote FOR Proposal No. 5. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 to be included in the Company’s Proxy Statement to be issued in connection with the 2008 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February __, 2008. Nominations for directors submitted by stockholders must also be received no later than February __, 2008.

Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company’s 2008 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Securities Exchange Act of 1934 and the By-laws of the Company, if received by the Company after February __, 2008.

AVAILABLE INFORMATION

The Company has furnished its financial statements to stockholders by including in this mailing the Company’s 2007 Annual Report to Stockholders. In addition, upon the request of any stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended February 28, 2007, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450; telephone number: (888) 922-2150.

The Company’s Code of Business Conduct and Ethics, Global Code of Responsible Practices for Beverage Alcohol Advertising and Marketing, Chief Executive Officer and Senior Financial Executive Code of Ethics, Board of Directors’ Corporate Governance Guidelines and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on the Company’s website at www.cbrands.com under “Investors/Corporate Governance” and are also available in print to any stockholder who requests them. Such requests should be directed to Investor Relations Department, Constellation Brands, Inc., 370 Woodcliff Drive, Suite 300, Fairport, New York 14450. Additionally, any amendments to, and waivers granted to the Company’s directors and executive officers under the Company’s codes of ethics will be posted in this area of the Company’s website. (The information contained on the Company’s website, however, is not a part of this Proxy Statement.)

OTHER

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

        BY ORDER OF THE BOARD OF DIRECTORS

        DAVID S. SORCE, Secretary

Fairport, New York
June ___, 2007

Appendix A

Excerpt from the Company’s Corporate Governance Guidelines

1.	Classification and Definition of Directors.

The principal classifications of directors are “Independent,” “Management” and “Non-Management.”

An “Independent Director” of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange (“NYSE”), including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). References to “Company” include any parent or subsidiary in a consolidated group with Constellation Brands, Inc. References to “immediate family member” includes a person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing a person’s household. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

A.
A director will not be Independent if, (i) currently or within the last three years the director was employed by the Company; (ii) an immediate family member of the director is or has been within the last three years an executive officer of the Company; (iii) the director or an immediate family member of the director received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iv) the director or an immediate family member of the director is a current partner of a firm that is the Company's internal or external auditor; (v) the director is a current employee of a firm that is the Company’s internal or external auditor; (vi) the director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and such immediate family member participates in that firm’s audit, assurance or tax compliance (but not tax planning) practice; (vii) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor and such director or immediate family member personally worked on the Company’s audit within that time; (viii) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company in which any of the Company’s present executive officers at the same time serve or served on that other company’s compensation committee; or (ix) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such other company’s consolidated gross revenues.

B.
The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) an immediate family member of the director is or was employed by the Company other than as an executive officer; (ii) if the director or an immediate family member of the director received $100,000 or less in direct compensation from the Company during any twelve-month period (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iii) if an immediate family member of the director is employed by a present or former internal or external auditor of the Company and such family member does not participate in the firm’s audit, assurance or tax compliance (as distinguished from tax planning) practice and did not personally work on the Company’s audit within the last three years; (iv) if an immediate family member of the director was (but is no longer) a partner or employee of a present or former internal or external auditor of the Company and did not personally work on the Company’s audit within the last three years; (v) if a Company director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than or equal to the greater of $1,000,000 or two percent (2%) of the annual revenues of such other company; (vi) if a Company director is or was an executive officer, employee, partner or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than or equal to two percent (2%) of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and (vii) if a Company director serves or served as an officer, director or trustee of a tax exempt organization, and the Company’s discretionary contributions to the tax exempt organization are less than or equal to the greater of $1,000,000 or two percent (2%) of that organization’s total annual consolidated gross revenues. The Board will annually review all commercial and charitable relationships of directors.

C.
In assessing the materiality of a director’s relationship not covered by paragraph B set forth above, the directors at the time sitting on the Board who are independent under the standards set forth in paragraphs A and B above shall determine whether the relationship is material and, therefore, whether the director would be independent. In such instance, the Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact it did not meet the categorical standards of immateriality in paragraph B above.

D.	In accordance with the NYSE’s Transition Rules, the three (3) year look back period referenced in paragraph A above shall be a one (1) year look back period until November 4, 2004.

A “Non-Management Director” is a director who is not a Company officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933), and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. The group of Non-Management Directors includes both Independent Directors and those Non-Management Directors who do not qualify as Independent Directors.

A “Management Director” is an officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933) of the Company who serves on the Board.

CONSTELLATION BRANDS, INC. PROXY FOR CLASS A COMMON STOCK
P R O X Y
The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007, at 11:00 a.m. (local time), and any adjournment thereof (the "Meeting").

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5.

TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

---------------------------------------------------------------------------------------------------------------------------------------------------
* FOLD AND DETACH HERE *

BALLOT

Please Mark Here for Address Change SEE REVERSE SIDE	[ ]

Please mark your votes as indicated in this example	[X]

1. Election of Directors: To elect Directors as set forth in the Proxy Statement.	FOR ALL NOMINEES (except as noted below)	[ ]	WITHHELD FROM ALL NOMINEES	[ ]
Class A Stockholders are entitled to vote for the following:
01 Barry A. Fromberg,
02 Jeananne K. Hauswald,
03 James A. Locke III,
04 Richard Sands,
05 Robert Sands,
06 Thomas C. McDermott,
07 Paul L. Smith,
08 Peter H. Soderberg

_____________________________________________
Vote withheld from nominee(s) identified on above line.

2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 29, 2008.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	Proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	Proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.
In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2007 Annual Meeting that describe more fully the proposals set forth herein.

Signature _________________	Date ________	Signature _________________	Date ________

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.

---------------------------------------------------------------------------------------------------------------------------------------------------
* FOLD AND DETACH HERE *

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

CONSTELLATION BRANDS, INC. PROXY FOR CLASS B COMMON STOCK
P R O X Y
The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of CONSTELLATION BRANDS, INC. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Rochester Riverside Convention Center, 123 East Main Street, Rochester, New York, on Thursday, July 26, 2007, at 11:00 a.m. (local time), and any adjournment thereof (the "Meeting").

Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at the Meeting. Please refer to the Proxy Statement for details. Your shares of Class A Common appear on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5.

TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

-----------------------------------------------------------------------------------------------------------------------------------------------
* FOLD AND DETACH HERE *

BALLOT

Please Mark Here for Address Change SEE REVERSE SIDE	[ ]

Please mark your votes as indicated in this example	[X]

1. Election of Directors: To elect Directors as set forth in the Proxy Statement.	FOR ALL NOMINEES (except as noted below)	[ ]	WITHHELD FROM ALL NOMINEES	[ ]
Class B Stockholders are entitled to vote for the following: 01 Barry A. Fromberg, 02 Jeananne K. Hauswald, 03 James A. Locke III, 04 Richard Sands, 05 Robert Sands, 06 Peter H. Soderberg
_____________________________________________
Vote withheld from nominee(s) identified on above line.

2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 29, 2008.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	Proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 300,000,000 shares to 315,000,000 shares.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	Proposal to approve the amendment and restatement of the Company’s Annual Management Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.
   In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement for the Company’s 2007 Annual Meeting that describe more fully the proposals set forth herein.

Signature _________________	Date ________	Signature _________________	Date ________

NOTE: Please date this Proxy and sign your name above exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and the Proxy signed by a duly authorized representative of the entity, indicating his or her title or capacity.

-----------------------------------------------------------------------------------------------------------------------------------------------
* FOLD AND DETACH HERE *

Please note that, this year, there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

                                              CDI Voting Instruction Form
[LOGO] CONSTELLATION

CONSTELLATION BRANDS, INC. ARBN 103 442 646 Mark this box with an 'X' if you have made any changes to your address details [ ]
All correspondence to:
Computershare Investor Services Pty Limited
GPO Box 1903 Adelaide
South Australia 5001
Australia
Enquiries (within Australia) 1800 030 606
(outside Australia) 61 3 9415 4046
Facsimile 61 8 8236 2305
www.computershare.com

Annual General Meeting - 26 July 2007

Your Voting Instructions are being sought so that CHESS Depositary Nominees Pty Ltd may respond to a proxy solicitation on behalf of the Board of Directors of Constellation Brands, Inc.

Voting Instructions to CHESS Depository Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of the above Company hereby direct,

[ ]	CHESS Depositary Nominees Pty Ltd (CDN) (mark with an “X”)	OR	Write here the name of the person you are appointing if this person is someone other than CDN to vote the shares underlying my/our holding at the Annual General Meeting in respect of the resolutions outlined below. If you do not complete one of the above boxes, CDN will vote the shares represented by those CDI's as directed below.

CHESS Depositary Nominees Pty Ltd will vote as directed. Please mark with an [X] to indicate your directions.

1.  Election of Directors as set forth in the Proxy Statement.
		For	Withheld
1.1	Election of Barry A. Fromberg	[ ]	[ ]

1.2	Election of Jeananne K. Hauswald	[ ]	[ ]

1.3	Election of James A. Locke III	[ ]	[ ]

1.4	Election of Richard Sands	[ ]	[ ]

1.5	Election of Robert Sands	[ ]	[ ]

1.6	Election of Thomas C. McDermott	[ ]	[ ]

1.7	Election of Paul L. Smith	[ ]	[ ]

1.8	Election of Peter H. Soderberg	[ ]	[ ]

2.	Proposal to ratify the selection of KPMG LLP, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending February 29, 2008.	[ ]	[ ]	[ ]

3.	To amend the Company's certificate of incorporation to increase the number of authorized shares of the Company's Class A Common Stock from 300,000,000 shares to 315,000,000 shares.	[ ]	[ ]	[ ]

4.	To approve the amendment and restatement of the Company's Long-Term Stock Incentive Plan.	[ ]	[ ]	[ ]

5.	To approve the amendment and restatement of the Company's Annual Management Incentive Plan.	[ ]	[ ]	[ ]

* If you mark the Abstain box for this item, you are directing your proxy to abstain from voting on your behalf, therefore your votes will not be counted in computing the required majority.

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote as directed above and in their discretion on such other business as may properly come before the meeting.
If you do not mark either the ‘FOR’ or ‘AGAINST’ box your vote will not be counted.

PLEASE SIGN HERE This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1
____________________________________
Sole Director and Sole Company Secretary

Securityholder 2
____________________________________
Director

Securityholder 3
____________________________________
Director/Company Secretary

                                                          /   /
   --------------------------------------------------    -------------------------------------     -------------------
      Contact Name             Contact Daytime Telephone      Date

Instruction for Completion of CDI Voting Instruction Form

Your vote is important

Each Constellation Brands, Inc. CHESS Depositary Interest (CDI) is equivalent to one tenth of one share of Class A Common Stock of Constellation Brands, Inc., so that every 10 CDIs that you own at 31 May 2007 (record date) entitles you to direct one vote. Class A Stockholders, voting as a separate class, are entitled to elect two directors at the annual general meeting of Constellation Brands, Inc. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect five directors at that meeting. Please refer to the Proxy Statement for details.

You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives you two options:

(a)	You can give your voting instructions to CHESS Depositary Nominees Pty Ltd (CDN), which will vote the underlying shares on your behalf; or

(b)	You can instruct CDN to appoint you or your nominee as proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc.

In either case, you need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 5pm Australian time on 23 July 2007. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes, to vote the underlying shares and to appoint the proxies.

Directing CDN to Vote

If you wish to direct CDN to vote the shares underlying your CDIs, you may do so by placing a cross in the box next to CDN's name at the top of the form and then placing a mark in one of the boxes opposite each item of business. All your CDIs will be voted in accordance with such a direction. If you mark more than one box on an item your vote on that item will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to direct CDN how to vote but do not indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will not be voted by CDN.

If you sign and return the CDI Voting Instruction Form but you do not cross the box to direct CDN how to vote and you do not nominate a proxy but you do indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will be voted by CDN.

Directing CDN to Appoint a Proxy

If you wish to direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., you need to fill in the name of the person who is to be appointed as proxy in the box at the top of the form. You may direct CDN to appoint you as the proxy or your nominee.

If you direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the annual general meeting of Constellation Brands, Inc., the proxy appointed may vote as the proxy wishes.

If CDN does not receive a CDI Voting Instruction Form from a holder of Constellation CDIs the shares represented by those Constellation CDIs will not be voted.

If you have completed and returned your CDI Voting Instruction Form, you may revoke the directions contained therein by a written notice of revocation to Computershare Investor Services Pty Limited no later than 5:00pm Australian time on 23 July 2007 bearing a later date than the CDI Voting Instruction Form.

Signature(s) of CHESS Depositary Interest Holders

Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company's Australian Registry or a certified copy of it must accompany this form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1800 030 606.

Lodgement of Notice

CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide, SA 5000 Australia or GPO Box 1326 Adelaide SA 5001 Australia.

For assistance please contact Computershare Investor Services Pty Limited on 1800 030 606

Attachment 1

EXPLANATORY NOTE: The Constellation Brands, Inc. Long-Term Stock Incentive Plan is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

CONSTELLATION BRANDS, INC.

LONG-TERM STOCK INCENTIVE PLAN

Amended and Restated as of July __, 2007

This Long-Term Stock Incentive Plan (amended and restated as of July __, 2007) is adopted pursuant to Section 19 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc., acting in its capacity as the Committee under the Plan, and by the stockholders of the Company. The Plan amends and restates in its entirety the Constellation Brands, Inc. Long-Term Stock Incentive Plan that was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997, and applies to Awards made on or after July __, 2007. Grants of Awards made under this Plan prior to July __, 2007 shall be governed by the terms of the Plan as of the date of the Award. Certain capitalized terms used in the Plan are defined in Annex A.

1. PURPOSE

The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company’s long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant’s actions constitute competition with the Company or its affiliates.

3. ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

All employees of the Company are eligible to receive Awards under the Plan. Awards may be made to non-employee directors of the Company. No Awards under the Plan shall be made to Covered Employees which are intended to qualify under Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4. SHARES AVAILABLE; TYPES OF AWARDS

The total number of shares of the Company’s Common Stock available for Awards under the Plan in the aggregate shall not exceed ninety-four million shares. The maximum number of Shares which may be subject to Awards granted to any Participant in any fiscal year shall not exceed 1% of the diluted shares of Common Stock outstanding on February 28, 2007. Shares subject to Awards may be authorized and unissued shares or may be treasury shares.

If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.
The Committee may make Awards from time to time in any one or more of the following types singly or in tandem: Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

5. STOCK OPTIONS

Stock Option Awards under the Constellation Brands, Inc. Stock Option and Stock Appreciation Right Plan made prior to the date this Long-Term Stock Incentive Plan was adopted by the Board of Directors shall remain outstanding and in full force in accordance with their terms. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

(a) Exercise Price. The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share under each Stock Option granted to a Participant shall not be less than the Fair Market Value of the Common Stock on the date the Award is granted.

(b) Duration of Option. The duration of each Stock Option shall be specified. Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

(c) Exercise Terms. Each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

(d) Payment of Exercise Price. A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

6. STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding. Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.

(a) Value. The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option. The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right.

(b) Duration of Stock Appreciation Right. The duration of each Stock Appreciation Right shall be specified. Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

(c) Exercise Terms. Each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award. Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee. The Committee may impose such additional limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate. A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

7. RESTRICTED STOCK

Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares. The Award will also specify the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled and the voting rights, if any, associated with such Shares of Restricted Stock. Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees. In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8. OTHER STOCK-BASED AWARDS

From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award. Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees. Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan. In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9. PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards for purchase prices shall be paid to the Company upon exercise or acquisition of such Award in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10. WITHHOLDING TAXES

Whenever required by law in connection with an Award, the Company shall (and whenever permitted by law in connection with an Award the Company may but is not obligated to) require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income tax, foreign tax, social charge and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11. PERFORMANCE CRITERIA

For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as “performance based compensation” under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m). The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion. The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant. The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

For Awards to Covered Employees which are intended to qualify as “performance based compensation” under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and Rules. At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

12. AWARDS NOT TRANSFERABLE

Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant’s legal representative, or the Participant’s permitted transferees. Shares of Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13. GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14. TERMINATION OF EMPLOYMENT

If the employment of a Participant terminates by reason of the Participant’s Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall become immediately vested and exercisable on the date of termination due to Retirement, Disability or death (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant). Upon termination of the Participant’s employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of ninety days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan. All Awards or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award or similar document.

15. ADJUSTMENT OF AWARDS

In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan (including, to the extent permitted by Code Section 162(m), the limit in Section 4 on Awards to any Participant in any fiscal year), the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

16. NO EMPLOYMENT RIGHTS

The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant’s position as an employee or director at any time.

17. RIGHTS AS A SHAREHOLDER

The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18. SECTION 162(m) CONDITIONS

It is the intent of the Company that all Awards that are intended to qualify as performance-based compensation under Code Section 162(m) be granted and interpreted in a manner to satisfy all applicable requirements of Code Section 162(m). Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) may be applicable only to Covered Employees.

19. AMENDMENT AND DISCONTINUANCE

The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

20. CHANGE IN CONTROL

(a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant’s Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for “performance based compensation” as otherwise determined by the Committee.

(b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Award and the option price of such Common Stock under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

(c) Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

21. PARTICIPANTS IN FOREIGN COUNTRIES.

The Committee shall have the authority to adopt such modifications, procedures, and subplans, in each case which may differ from the terms specified in this Plan, as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

22. GOVERNING LAW

The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

Dated: July ___, 2007

CONSTELLATION BRANDS, INC.

By:
Title:

Date of Stockholder Approval ________________

ANNEX A
TO
LONG-TERM STOCK INCENTIVE PLAN

CERTAIN DEFINITIONS

Capitalized terms used in the Plan shall have the meanings set forth below:

“Award” means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock-Based Award under the Plan.

“Cause” means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company “cause” shall have the meaning set forth in that agreement.

“Change in Control” means:

(a) there shall be consummated

(i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

(d) individuals who constitute the Company’s Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Constellation Brands, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

“Committee” means the committee appointed from time to time by the Company’s Board of Directors to administer the Plan (the “Committee”). The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term “Committee” as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

“Common Stock” means the Class A Common Stock of the Company, par value $.01 per Share.

“Covered Employee” means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

“Extraordinary Items” means (a) items presented as such (or other comparable terms) on the Company’s audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act.

“Fair Market Value” of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select.

“IRS” means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

“Other Stock-Based Award” means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Participant” means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

“Performance Criteria” means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

“Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

“Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

“Plan” means the Long-Term Stock Incentive Plan of the Company (amended and restated as of July __, 2007), as amended from time to time.

“Restricted Stock” means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

“Rules” means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

“SEC” means the Securities and Exchange Commission.

“Shares” means shares of the Company’s Class A Common Stock, par value $.01 per share.

“Stock Option” means any nonqualified Stock Option granted pursuant to Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

“Subsidiaries” means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

Other terms: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.

Attachment 2

EXPLANATORY NOTE: The Constellation Brands, Inc. Annual Management Incentive Plan is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of the Proxy Statement.

CONSTELLATION BRANDS, INC.
ANNUAL MANAGEMENT INCENTIVE PLAN
Amended and Restated as of July __, 2007

This Annual Management Incentive Plan (amended and restated as of July __, 2007) is adopted pursuant to Section 8 of the Plan by the Committee, and by the stockholders of the Company. The Plan amends and restates in its entirety the Constellation Brands, Inc. Annual Management Incentive Plan that was approved by the Board of Directors on June 23, 1997. Certain capitalized terms used in the Plan are defined in Annex A.

1. PURPOSE

The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to attain certain annual performance goals.

2. ADMINISTRATION

The Plan shall be administered by a Committee of the Company’s Board of Directors. This Committee shall consist of at least two members of the Company’s Board of Directors, all of whom are (a) “outside directors” within the meaning of Section 162(m) and (b) not eligible to participate in the P1an. Subject to the Plan, the Committee shall possess the sole authority, in its discretion, to (i) establish and administer the Performance Criteria and Performance Target, (ii) select the Participating Executives who will receive Bonuses under the Plan, (iii) determine the amount of such Bonuses and any terms, conditions or limitations on the payment of any Bonuses, (iv) interpret the Plan, (v) make and amend rules and regulations relating to the Plan, and (vi) make all other determinations necessary or advisable for the administration of the Plan.

3. TERMS AND CONDITIONS OF BONUSES

For each Performance Period, the Committee shall select, at the time the Performance Criteria and Performance Targets are determined, the Participating Executives. Each Participating Executive may receive a Bonus if and only if the Performance Targets established by the Committee, relative to the applicable Performance Criteria, are attained. The applicable Performance Period and Performance Targets shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Bonus, provided, however, no such adjustment may be made with respect to any Bonus to a Participating Executive which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Section 162(m) and the related Rules.

The Performance Target with respect to the Performance Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m). At the time the Performance Target is established, the Committee shall provide, in terms of an objective formula or standard for each Participating Executive, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target is attained.

Notwithstanding any other provision hereof, no Participating Executive shall receive a Bonus under the Plan for any fiscal year or other Performance Period in excess of $5 million. Any Bonuses awarded by the Committee under the Plan shall be paid within 30 days after year-end financial results are reported or, if later, as soon as practicable following the Committee’s determinations and certification under this Section. Any such payment shall be in cash or cash equivalent, subject to applicable withholding requirements. Notwithstanding the foregoing, the Committee may, in its sole discretion, defer the payout of any Bonus. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target, any additional amount payable as a result of the delay shall be limited to the Moody’s Average Corporate Bond Yield during the deferral period.

No Participating Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4. TERMINATION OF EMPLOYMENT

If the employment of a Participating Executive terminates by reason of such Participating Executive’s Retirement, Disability, death or involuntary termination without Cause, a ratable portion of any applicable Bonus shall be paid, subject to the attainment of the applicable Performance Target, at or after the attainment and certification of the applicable Performance Target at the end of the fiscal year or other Performance Period. The ratable portion of the Bonus shall be determined by multiplying the bonus by a fraction, the numerator of which is the number of lull or partial months during the Performance Period during which the Participating Executive was employed, and the denominator of which is the number of calendar months in the Performance Period. Upon termination of the Participating Executive’s employment by voluntary resignation or for Cause, all Bonuses for which the Participating Executive may be eligible shall be forfeited unless the Committee otherwise expressly so provides in a written contract or other written instrument.

5. ADJUSTMENTS

In the event of any change in the Company’s applicable accounting principles or practices or by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, rights offering or other similar change which occurs after the Performance Targets are established for a given Performance Period, the amount of the Bonuses paid under the Plan for such Performance Period shall be automatically adjusted consistent with such change to prevent dilution or enlargement of the Bonuses under the Plan.

6. NO EMPLOYMENT RIGHTS

The Plan shall not confer upon any Participating Executive any right with respect to continuance as an employee of the Company, nor shall it interfere in any way with the right of the Company to terminate the Participating Executive’s position as an employee.

7. DISCRETION OF COMPANY

Any decision made or action taken by the Company, the Committee or the Board of Directors in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No officer, director or member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or by any other person.

8. AMENDMENT AND DISCONTINUANCE

The Plan may be amended, modified or terminated by the Committee at any time, and all Bonuses shall be subject to the Plan as amended from time to time, except that the Committee may not, without the approval of a Participating Executive adversely affect any rights under the Plan. No amendment, modification or termination shall be effective without the approval of the Board of Directors and/or the stockholders if such approval is necessary to comply with the applicable provisions of Section l62(m).

9. CHANGE OF CONTROL

Notwithstanding other provisions of the Plan, in the event of a Change of Control of the Company, the Performance Period for a Participating Executive shall end on the date of the Change of Control and the Performance Target shall be adjusted to reflect the early termination of the Performance Period. If the Performance Target, as adjusted, is deemed satisfied by the Committee, the Participating Executive may receive a ratable portion of the Bonus that would have been paid if the Performance Period had not been terminated early and the Performance Target had been satisfied. The ratable portion of the Bonus shall be determined by multiplying the original Bonus by a fraction, the numerator of which is the number of months from the first day of the Performance Period to the date of the Change of Control (including any fractional month) and the denominator of which is the total number of months in the original Performance Period.

The Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

10. SECTION 162(m) CONDITIONS

It is the intent of the Company that the Plan and Bonuses paid under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are applicable only to persons whose compensation is subject to Section 162(m).

11. NO FUNDING OF THE PLAN

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to any Participating Executive under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participating Executive shall be limited to those of a general unsecured creditor.

12. NON-TRANSFERABILITY

Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. This Section shall not apply to an assignment of a contingency or payment due after the death of a Participating Executive to such Participating Executive’s legal representative or beneficiary.

13. EFFECTIVE DATE

The effective date of the Plan shall be the date the Plan was initially approved by the Company’s stockholders.

l4. DEFINITIONS

Any terms or provisions used herein which are defined in Section 162(m) shall have the meanings as therein defined.

15. GOVERNING LAW

To the extent not inconsistent with the provisions of Section l62(m), the Plan shall be construed under the laws of the State of New York.

Dated:	CONSTELLATION BRANDS, INC.

By:
Title:

Date of Stockholder Approval: _________________

ANNEX A
TO
ANNUAL MANAGEMENT INCENTIVE PLAN

CERTAIN DEFINITIONS

Capitalized terms used in the Plan shall have the meanings set forth below:

“Bonus” means a cash payment or payment opportunity, as the context requires.

“Cause” means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participating Executive is subject to a written agreement with the Company, “cause” shall have the meaning set forth in that agreement.

“Change of Control” means:

(a)	there shall be consummated

(i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

  (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

  (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more voting control of the Company’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

  (d) individuals who constitute the Company’s Board of Directors on the date hereof (the “Incumbent Board’) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Constellation Brands, Inc. and its Subsidiaries, except when the context indicates that only the parent company is intended.

“Committee” means the committee appointed by the Board of Directors of the Company to administer the Plan as provided in Section 2.

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

“Extraordinary Items” means (a) items presented as such (or other comparable terms) on the Company’s audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act.

“Participating Executive” means a key employee (including any officer) of the Company or one of its Subsidiaries selected by the Committee to participate in the Plan.

“Performance Criteria” means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a Share, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin. Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

“Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

“Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

“Plan” means the Annual Management Incentive Plan of the Company (amended and restated as of July __, 2007), as amended from time to time.

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

“Rules” means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

“Section 162(m)” means Section 162(m) of the Code, together with the regulations promulgated thereunder, all as amended from time to time.

“Shares” means shares of the Company’s Class A Common Stock, par value $.01 per share.

“Subsidiaries” means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

AMENDMENT NUMBER 3
TO THE
CONSTELLATION BRANDS, INC.
ANNUAL MANAGEMENT INCENTIVE PLAN

This Amendment Number 3 to the Constellation Brands, Inc. Annual Management Incentive Plan (the “Plan”) is adopted pursuant to Section 8 of the Plan by the Human Resources Committee of the Board of Directors of Constellation Brands, Inc. (the “Company”). Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to them in the Plan and Annex A thereto. This amendment shall become effective as of the date set forth below and is subject to shareholder approval.

1. The first sentence of the third paragraph of Section 3 is amended to replace the reference to “$2 million” with “$5 million”.

2. The definition of “Disability” in Annex A to the Plan is replaced with the following:

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

3. The definition of “Performance Criteria” in Annex A to the Plan is amended by replacing the reference to “and (m) market share in one or more business segments or product lines” with “(m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin”.

4. The definition of “Retirement” in Annex A to the Plan is replaced with the following:

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

In witness whereof, Constellation Brands, Inc. has caused this instrument to be executed as of April 27, 2007.

CONSTELLATION BRANDS, INC.

By:	/s/ L. Denise Watson
Name:	L. Denise Watson
Title:	SVP, Global Compensation & Benefits